CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
Net income	$ 2,916	$ 1,715
Other comprehensive income (loss), net of tax-related effects:
Unrealized holding gains (losses) on securities available for sale during the year, net of tax (benefit) of $10 and $0 in 2013 and 2012, respectively	20	0
Comprehensive income	$ 2,936	$ 1,715